                             LETTER OF TRANSMITTAL

                          ICON HEALTH & FITNESS, INC.

            Offer to Exchange all Outstanding 11.25% Notes Due 2012
           That Were Sold in a Transaction Exempt From Registration
         Under the Securities Act of 1933, As Amended, Pursuant to the
                        Prospectus Dated March 28, 2002
                                      for
                     11.25% Notes Due 2012 Which Have Been
            Registered Under the Securities Act of 1933, As Amended

  THE EXCHANGE OFFER AND ANY WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
  YORK CITY TIME, ON              , 2002, UNLESS THE OFFER IS EXTENDED OR
  TERMINATED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE

The Exchange Agent for the Exchange Offer is:

                             THE BANK OF NEW YORK

                                                      Facsimile Transmissions
                           By Overnight Delivery or   (eligible institutions
By Hand:                   Registered/Certified Mail: only)

The Bank of New York       The Bank of New York       (212) 815-6339
101 Barclay Street         101 Barclay Street         To confirm by telephone
Ground Level Corporate     New York, New York 10286   or for
  Trust Services Window    Attention: Reorganization  information call: (212)
New York, New York 10286   Unit-7E                    815-3687
Attention: Reorganization
  Unit 7-E

DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID TENDER OF 11.25% NOTES DUE 2012 (THE "OLD NOTES").

The Instructions contained herein should be read carefully before this Letter of Transmittal is completed and signed.

   This Letter of Transmittal is to be completed by registered holders of Old Notes ("Holders") if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent by such Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depositary Trust Company ("DTC" or the "Book-Entry Transfer Facility")
pursuant to the procedures set forth in the Prospectus, dated          , 2002
(as the same may be amended from time to time, the "Prospectus") under the caption "Book-Entry, Delivery and Form" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or (iii) delivery of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures," and, in each case, instructions are not being transmitted through the DTC Automated Tender Program ("ATOP").

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

   In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "Method of Delivery" by checking one of the three boxes therein and supplying the appropriate information, (ii) complete the box entitled "Description of Old Notes," (iii) if such Holder is a Participating Broker Dealer (as defined below) and wishes to receive additional copies of the Prospectus for delivery in connection with resales of Exchange Notes, check the applicable box, (iv) sign this Letter of Transmittal by completing the box entitled "Please Sign Here", (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions," and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to completing this Letter of Transmittal. See "The Exchange Offer--Procedures For Tendering" in the Prospectus.

   Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the Exchange Agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

   If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below.

   Any Beneficial Owner (as defined below) whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender must contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If the Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the Holder. The transfer of record ownership may take considerable time.

THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

   All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

   The instructions included with this Letter of Transmittal must be followed. Your bank or broker can assist you in completing this form. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 11 below.

                              METHOD OF DELIVERY

[_] CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE BEING DELIVERED
    HEREWITH.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: _____________________________________________

  DTC Account Number:    Transaction Code Number:

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 2 BELOW AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s): ______________________________________________

   Window Ticket Number (if any): _____________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Eligible Institution that Guaranteed Delivery: _____________________

   Guaranteed Delivery is to be made by Book-Entry Transfer (yes or no): ______

   Name of Tendering Institution: _____________________________________________

  DTC Account Number:    Transaction Code Number:

   List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal.


                                          DESCRIPTION OF OLD NOTES
-------------------------------------------------------------------------------------------------------------
                                                          1                      2                  3
-------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)                         Aggregate Principal  Principal Amount
          (Please fill in, if blank)            Certificate Number(s)* Amount of Old Note(s)    Tendered**
-------------------------------------------------------------------------------------------------------------

                                                -------------------------------------------------------------

                                                -------------------------------------------------------------

                                                -------------------------------------------------------------

                                                -------------------------------------------------------------
                                                Total Principal Amount
                                                     of Old Notes
-------------------------------------------------------------------------------------------------------------
   *  Need not be completed by Holders tendering by book-entry transfer.
   ** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Old
      Notes represented by the Old Notes indicated in column 2. See Instruction 3.

                    FOR PARTICIPATING BROKER-DEALERS ONLY:

[_] CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A
    PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND, DURING THE 30-DAY PERIOD FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFER, 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)

   Provide the name of the individual who should receive, on behalf of the Holder, additional copies of the Prospectus, and amendments and supplements thereto, and any notices to suspend and resume use of the Prospectus:

   Name: __________________________
   Address: _____________________
     ____________________________
     ____________________________
   Telephone No.: _________________
   Facsimile No.: __________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   By execution hereof, the undersigned acknowledges receipt of the Prospectus,
dated              , 2002 (as the same may be amended from time to time, the
"Prospectus" and, together with the Letter of Transmittal, the "Exchange Offer"), of ICON Health & Fitness, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and instructions hereto, which together constitute the Company's offer to exchange $1,000 principal amount of 11.25% Notes due 2012 (the "Exchange Notes") of the Company, upon the terms and subject to the conditions set forth in the Exchange Offer, for each $1,000 principal amount of outstanding 11.25% Notes due 2012 (the "Old Notes") of the Company.

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to such tendered Old Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) present such Old Notes for transfer of ownership on the books of the Company or the trustee under the Indenture (the "Trustee"), and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of and conditions of the Exchange Offer as described in the Prospectus.

   The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when such Old Notes are accepted for exchange by the Company, the Company will acquire good, unencumbered and marketable title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or rights. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor, shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement.

THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED OLD NOTES DIRECTLY FROM THE COMPANY FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR TO ANY PERSON THAT IS AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OLD NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

   The undersigned, if the undersigned is a beneficial holder or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Old Notes (the "Beneficial Owner") stating that (i) the Exchange Notes to be acquired in connection with the Exchange Offer by the Holder and each Beneficial Owner of the Old Notes are being acquired by the Holder and each such Beneficial Owner in the ordinary course of business of the Holder and each such Beneficial Owner, (ii) the Holder and each such Beneficial Owner are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes, (iii) the Holder and each

Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements Section 10 of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in the no-action letters that are discussed in the Prospectus under the caption "The Exchange Offer--Resale of the Exchange Notes" and may only sell the Exchange Notes acquired by such person pursuant to a registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K under the Securities Act, and (iv) neither the Holder nor any such Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or is a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act. In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes.

   If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of Section 10 of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to the Old Notes acquired other than as a result of marker-making activities or other trading activities.

EACH BROKER-DEALER WHO ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO A STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT OT THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

EACH PARTICIPATING BROKER-DEALER SHOULD CHECK THE BOX HEREIN UNDER THE CAPTION "FOR PARTICIPATING BROKER-DEALERS ONLY" IN ORDER TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. IF NO PARTICIPATING BROKER-DEALERS CHECK SUCH BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED SUCH BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY HOLDERS WITH ANY NOTICES TO SUSPEND OR RESUME USE OF THE PROSPECTUS.

   The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer. Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Exchange Offer.

   The undersigned also understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date in the open market, in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

   The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that Exchange Notes be issued in the name(s) of the undersigned (or, in the case of Old Notes delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange and certificates for Exchange Notes be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Old Notes be delivered to, and certificates for Exchange Notes be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE NOTES, HOLDERS MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

                               PLEASE SIGN HERE


                 (TO BE COMPLETED BY ALL HOLDERS OF OLD NOTES


   REGARDLESS OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)


x ____________________________________________________  __________________________________________________________ , 2002

x ____________________________________________________  __________________________________________________________ , 2002
               Signature(s) of Owner(s)                                            Date

Area Code and Telephone Number: _______________________________________________

This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) representing the Old Notes or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

If the signature appearing below is not of the record holder(s) of the Old Notes, then the record holder(s) must sign a valid bond power.

Name(s): ______________________________________________________________________
                            (Please Type or Print)

Capacity: _____________________________________________________________________

Address: ______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                             (Including Zip Code)

Area Code and Telephone No.: __________________________________________________

Taxpayer Identification or Social Security Number: ____________________________

             IMPORTANT: PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

[_] CHECK HERE IF YOU ARE A BROKER DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR
    OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: _______________________________________________________________________

  Address: ____________________________________________________________________

  _____________________________________________________________________________

  _____________________________________________________________________________
                              (Include Zip Code)

                            GUARANTEE OF SIGNATURES


                           (SEE INSTRUCTION 4 BELOW)


Signature(s) Guaranteed by
an Eligible Institution: ______________________________________________________
                            (Authorized Signature)

Name and Title: _______________________________________________________________
                            (Please Type or Print)

Name of Firm: _________________________________________________________________

Address: ______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                             (Including Zip Code)

Area Code and Telephone No.: __________________________________________________

Dated: ________________________________________________________________________

----------------------------------------------------------  ----------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS 3, 4, 5 AND 7)                               (SEE INSTRUCTIONS 4 AND 5)

 To be completed ONLY if certificates for Old Notes in       To be completed ONLY if certificates for Old Notes in
 a principal amount not tendered or not accepted for         a principal amount not accepted for exchange and/or
 exchange are to be issued in the name of, or                certificates for Exchange Notes are to be sent to
 certificates for Exchange Notes are to be issued to the     someone other than the person or persons whose
 order of, and sent to someone other than the person or      signature(s) appear(s) within this Letter of Transmittal
 persons whose signature(s) appear(s) within this Letter     or to an address different from that shown in the box
 of Transmittal, or if Old Notes delivered by book-entry     entitled "Description of Old Notes" within the Letter
 transfer which are not accepted for exchange are to be      of Transmittal.
 returned by credit to an account maintained at the
 Book-Entry Transfer Facility other than the account         Deliver: [_] Old Notes [_] Exchange Notes
 indicated within this Letter of Transmittal.                                 (Check as Applicable)

 Issue: [_] Old Notes [_] Exchange Notes                     Name: __________________________________________________
                 (Check as Applicable)                                           (Please Print)

 Name: _________________________________________________     Address: _______________________________________________
                     (Please Print)                          ________________________________________________________
                                                             ________________________________________________________
 Address: ______________________________________________                           (Zip Code)
 _______________________________________________________
 _______________________________________________________
                       (Zip Code)
 _______________________________________________________
     (Tax Identification or Social Security Number)

            (SEE SUBSTITUTE FORM W-9 HEREIN)

[_] Credit Old Notes not exchanged and delivered by
    book entry transfer to the Book Entry Transfer
    Facility account set below:
 _______________________________________________________
         (Book Entry Transfer Facility Account
                 Number, if applicable)

[_] Credit Exchange Notes to the Book Entry Transfer
    Facility account set below:
 _______________________________________________________
         (Book Entry Transfer Facility Account
                 Number, if applicable)

----------------------------------------------------------  ----------------------------------------------------------

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Withdrawal of Tenders.

   To tender Old Notes in the Exchange Offer, physical delivery of certificates for Old Notes or confirmation of a book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Old Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Tenders of Old Notes in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal.

   The method of delivery of this letter of transmittal, certificates for Old Notes and all other required documents, to the Exchange Agent, including delivery through DTC and any acceptance of an Agent's Message transmitted through ATOP, is at the election and risk of the Holder tendering Old Notes. If such delivery is made by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested and that sufficient time should be allowed to assure timely delivery. No alternative, conditional or contingent tenders of Old Notes will be accepted. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY, THE TRUSTEE OR DTC.

   Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. In order to be valid, the notice of withdrawal of tendered Old Notes must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

2.  Guaranteed Delivery Procedures.

   If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

   Pursuant to the guaranteed delivery procedures:

      (i) such tender must be made by or through an Eligible Institution;

      (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses set forth on the cover of this Letter of Transmittal, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Prospectus, setting forth the name(s) and address(es) of the registered Holder(s) and the principal amount of Old Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days from the Expiration Date, this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, or, in the case of a book-entry transfer, an Agent's Message, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the

   Exchange Agent's account at a Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Exchange Agent; and

      (iii) the Exchange Agent must have received this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, together with certificate(s) representing such Old Notes in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Old Notes), and any other documents required by this Letter of Transmittal, within three NYSE trading days after the Expiration Date.

   No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of the acceptance of their Old Notes for exchange.

3.  Partial Tenders.

   If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount of Old Notes which are tendered for exchange in column (3) of the box entitled "Description of Old Notes" herein. The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire principal amount of all Old Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

   If this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

   If any of the Old Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

   If this Letter of Transmittal or any certificates for Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

   If this letter of transmittal is executed by a person or entity other than the registered Holder, then the Old Notes must be accompanied by a properly completed bond power signed by such registered Holder exactly as the name(s) of the Holder appear(s) on the Old Notes. Signatures on such powers must be guaranteed by a participant in a recognized medallion signature program (a "Medallion Signature Guarantor").

   No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Old Notes) and certificates for Exchange Notes or for any

Old Notes for principal amounts not tendered or not accepted for exchange are to be issued, directly to such Holder(s) or, if tendered by a participant in one of the Book-Entry Transfer Facilities, any Old Notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at such Book-Entry Transfer Facility and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING OLD NOTES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Old Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Old Notes, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution.

   Endorsements on certificates for Old Notes and signatures on bond powers provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

5.  Special Issuance and Special Delivery Instructions.

   Tendering Holders should indicate in the appropriate box or boxes in this Letter of Transmittal the name and address to which Old Notes for principal amounts not tendered or not accepted for exchange or certificates for Exchange Notes, if applicable, are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Old Notes not tendered or not accepted for exchange will be returned, and certificates for Exchange Notes will be sent, to the Holder of the Old Notes tendered.

6.  Substitute Form W-9; 30% Backup Withholding.

   Each tendering Holder is required to provide the Exchange Agent with the Holder's social security or federal employer identification number, on an IRS Form W-9 or a Substitute Form W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box in Part III on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject such Holder to 30% federal backup withholding tax on any payment made to the Holder with respect to the Exchange Offer. The box in Part I of the form should be checked if the tendering or consenting Holder has not been issued a Taxpayer Identification Number ("TIN") and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I is checked the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold 30% on all such payments of the Exchange Notes until a TIN is provided to the Exchange Agent. Notwithstanding that the box in Part I is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

7.  Transfer Taxes.

   The Company will pay all transfer taxes, if any, applicable to the exchange and transfer of Old Notes pursuant to the Exchange Offer, except if (i) deliveries of certificates for Old Notes for principal amounts not tendered or not accepted for exchange are registered or issued in the name of any person other than the Holder of Old Notes tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

8.  Irregularities.

   All questions as to the form, validity, eligibility (including time of receipt) of all documents and compliance with conditions, acceptance of all tenders, and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any and all tenders of Old Notes that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by the Company or cured by the Holder) will not constitute a valid tender of Old Notes and will not entitle the Holder to Exchange Notes. None of the Company, the Trustee, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Old Notes, or incur any liability to Holders for failure to give any such notice. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

9.  Waiver of Conditions.

   The Company reserves the absolute right, in its reasonable discretion, to amend, waive or modify any of the conditions to the Exchange Offer.

10.  Mutilated, Lost, Stolen or Destroyed Certificates for Old Notes.

   Any tendering Holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

11.  Requests for Assistance or Additional Copies.

   Questions relating to the procedure for tendering Old Notes and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents may be directed to the Exchange Agent, at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

   Under federal income tax laws, a Holder who tenders Old Notes prior to receipt of the Exchange Notes is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, or false information is provided in connection with a request for a TIN, the Internal Revenue Service ("IRS") may subject the Holder or other payee to penalties, and payments, including any Exchange Notes, made to such Holder with respect to Old Notes exchanged pursuant to the Exchange Offer, may be subject to backup withholding.

   Certain Holders (including, among others, all corporations and certain foreign persons) may not subject to the backup withholding and reporting requirements. Such Holders should nevertheless complete the Substitute Form W-9 attached below and write "EXEMPT" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

   If backup withholding applies, the Exchange Agent is required to withhold 30% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                        PURPOSE OF SUBSTITUTE FORM W-9

   To prevent backup withholding on payments, including any Exchange Notes, made with respect to Old Notes exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that
(A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption.

                    WHAT NUMBER TO GIVE THE EXCHANGE AGENT

   The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


                   SUBSTITUTE FORM W-9
      REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND
                      CERTIFICATION
        (TO BE COMPLETED BY ALL TENDERING HOLDERS)

        PAYER'S NAME: ICON HEALTH & FITNESS, INC.

  PAYEE INFORMATION (Please print or type)
  Individual or business name (if joint account, list first and circle the name of person or entity whose number you furnish in Part 1 below):

--------------------------------------------------------

  Check appropriate box:     [_] Individual/Sole
  proprietor      [_] Corporation
   [_] Partnership      [_] Other ________________________

  Address (number, street, and apt. or suite no.): _______

  City, State, and ZIP code: _____________________________
---------------------------------------------------------------------------------------------------------------------

PART I: TAXPAYER IDENTIFICATION NUMBER ("TIN")
Enter your TIN in the appropriate box. For individuals, this is your social security number. For other entities, it is your employeridentification number. Refer to the chart on page 1 of the Guidelines for Certification of Taxpayer Identification Number on SubstituteForm W-9 (the
"Guidelines"). If you do not have a TIN, see instructions on how to obtain a TIN on page 2 of the Guidelines, check theappropriate box below indicating that you have applied for a TIN and, in addition to the Part III Certification, sign the attachedCertification of Awaiting Taxpayer
Identification Number.

Social security number: __ __ __ - __ __ - __ __ __ __
                                        [_] Applied For

  Employer identification number:  __ __ - __ __ __ __ __ __ __

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
PART II: PAYEES EXEMPT FROM BACKUP WITHHOLDING
Check box (See page 2 of the Guidelines for further
clarification. Even if you are exempt from backup
withholding, you should stillcomplete and sign the
certification below):
                        [_] EXEMPT
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
  PART III: CERTIFICATION
  Under penalties of perjury, I certify that:
  1. The number shown on this form is my correct taxpayer
     identification number (or I am waiting for a number
     to be issued to me), and
  2. I am not subject to backup withholding because: (a) I
     am exempt from backup withholding, (b) I have not
     been notified by the Internal Revenue Service (IRS)
     that I am subject to backup withholding as a result
     of a failure to report all interest or dividends, or
     (c) the IRS has notified me that I am no longer
     subject to backup withholding, and
  3. I am a U.S. person (including a U.S. resident alien).

  Certification Instructions: You must cross out item 2
  above if you have been notified by the IRS that you are
  currently subject to backup withholding because you have
  failed to report all interest and dividends on your tax
  return (See page 2 of the Guidelines for further
  clarification).
------------------------------------------------------------------------------------------------------------------

Signature of U.S. Person: __________________________________________   Date:
____________________

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE
              BOX "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
   I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(b) I intend to mail or deliver an application in the near future. I understand that I must provide a taxpayer identification number to the Exchange Agent within 60 days of submitting this Substitute Form W-9 and that if I do not provide a taxpayer identification number to the Exchange Agent within 60 days, the Exchange Agent is required to withhold 30% of all reportable payments thereafter to me until I furnish the Exchange Agent with a taxpayer identification number.

                                         __________________________
                                     Signature

                                         __________________________
                                     Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.